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                                                  EXHIBIT 23.2




              CONSENT OF THE INDEPENDENT AUDITORS


To the Board of Directors of Allegheny Energy, Inc.

We consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report, dated February 4, 1998, appearing on page 41 of the Allegheny Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.

Pittsburgh, Pennsylvania
October 14, 1998




                                        PricewaterhouseCoopers LLP